SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 17, 2004

ACT Teleconferencing, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1525 Cole Boulevard, Suite 300, Golden, Colorado 80401

(Address of principal executive offices) Zip Code

(303) 233-3500

(Registrant’s telephone number)

Item 7. Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed.

Item 12. Regulation FD Disclosure

Pursuant to Regulation FD, ACT Teleconferencing is filing this 8-K. Attached is a press release dated May 17, 2004 regarding financial results for first quarter 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc.
(Registrant)

Date: May 19, 2004	By:	/s/ Gene Warren
Gene Warren
Chief Executive Officer

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Exhibit Index

No.	Description
(All exhibits are filed electronically)

99.1	Press release dated May 17, 2004

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